UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

East Resources Acquisition Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABACUS LIFE CEO JAY JACKSON APPEARS AS A GUEST ON SPACINSIDER PODCAST

ORLANDO, Fla. and BOCA RATON, Fla. – December 7, 2022 – Abacus Settlements, LLC (d/b/a Abacus Life) and Longevity Market Assets, LLC (together “Abacus”), a leading buyer of life insurance policies and vertically integrated alternative asset manager specializing in specialty insurance products, announced today that Abacus Life CEO Jay Jackson appears as a guest on the SPACInsider Podcast hosted by Nicholas Clayton and Marlena Haddad. On the podcast, CEO Jackson discusses, among other things, the future of the life settlement industry and Abacus Life’s plans to become a publicly listed company.

“The challenge we face is that nobody's aware that this can really happen. Our market amidst this 13 trillion industry, we figured in our market, our target in our market, those over the age of 65, there's about 233 billion per year that lapses, which is a staggering number. Our entire industry only picked up about four billion of that. So, we have this massive addressable market with a long run room to go.” -Abacus Life CEO Jay Jackson

The podcast can be found using the links below:

Apple Podcasts -- https://podcasts.apple.com/us/podcast/abacus-life-president-and-ceo-jay-jackson/id1567687507?i=1000589259073

Spotify -- https://open.spotify.com/episode/5gJBytfIP5s6bjNpWTKSp0

SPACInsider website -- https://www.spacinsider.com/news/headline-post/podcast-abacus-life

As previously announced on August 30, 2022, Abacus Life has entered into a definitive business combination agreement with East Resources Acquisition Company (NASDAQ: ERES), a special purpose acquisition company, that is expected to result in Abacus Life becoming a publicly listed company. Completion of the business combination is subject to customary closing conditions.

About Abacus

Abacus is a leading vertically integrated alternative asset manager specializing in life insurance products. Since 2004, the company has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and/or servicing). With over $2.9 billion in face value of policies purchased, Abacus has helped thousands of clients maximize the value of life insurance.

Over the past 18 years, the company has built an institutionalized origination and portfolio management process that is supported by a 59-person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The company has serviced approximately $950 million in policies and has managed assets for large asset managers and third-party investment funds.

Abacus’ leadership team averages 20+ years of experience and have been innovators since the life settlements industry’s inception in the mid-90s.

The company is a proud member of the Life Insurance Settlements Association (LISA) and complies with HIPAA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

www.Abacuslife.com

About East Resources Acquisition Company

East Resources Acquisition Company, led by Terrence (Terry) M. Pegula, is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in North America.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the future financial condition and performance of Abacus and expected financial impacts of the transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of Abacus. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or Abacus’s control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the transaction may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the requisite approvals of ERES’s stockholders and Abacus’s owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the transaction, (vi) the effect of the announcement or pendency of the transaction on Abacus’s business or employee relationships, operating results and business generally, (vii) the risk that the transaction disrupts current plans and operations of Abacus, (viii) the risk of difficulties in retaining employees of Abacus as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Abacus or against ERES related to the merger agreement or the transaction, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which Abacus operate, variations in operating performance across competitors, changes in laws and regulations affecting Abacus’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of Abacus’s projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for Abacus’s life settlement and related offerings does not grow as expected, (xvi) the ability of Abacus to retain existing customers and attract new customers, (xvii) the potential inability of Abacus to manage growth effectively, (xviii) the potential inability of Abacus to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of Abacus’s intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Abacus’s dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which Abacus operates, and (xxiv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this communication are cautioned not to put undue reliance on forward-looking statements, and Abacus and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Abacus nor ERES gives any assurance that any of Abacus or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction between ERES and Abacus. In connection with the proposed transaction, ERES has filed with the SEC a preliminary proxy statement on Schedule 14A (the “proxy statement”). ERES will also file other documents regarding the transaction with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and Abacus are urged to read the proxy statement (including all amendments and supplements thereto), which is currently available, and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction.

Investors, security holders and other interested persons will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, Abacus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction are or will be contained in the proxy statement. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts:

East Resources Acquisition Company

Investor Contact: Kelly Seward

info@eastresources.com

Abacus Life Investor Relations

investors@abacuslife.com

Abacus Life Public Relations

press@abacuslife.com